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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 16, 2004



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


           MISSOURI                  0-20600                  43-1311101
        (State or other         (Commission File           (I.R.S. Employer
        jurisdiction of              Number)                Identification
         organization)                                          Number)


        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                       63044
        (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (314) 291-5110




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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On August 16, 2004, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including
Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2004

                                        ZOLTEK COMPANIES, INC.



                                        By /s/ KEVIN SCHOTT
                                          -------------------------------------
                                          Kevin Schott
                                          Chief Financial Officer




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                                EXHIBIT INDEX



 Exhibit
 Number                       Description
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   99                       Press Release, dated August 16, 2004.







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